UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 9, 2006

WESTLAKE CHEMICAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-32260	76-0346924
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2801 Post Oak Boulevard, Suite 600 Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 960-9111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On October 9, 2006, a subsidiary of Westlake Chemical Corporation (the “Company”) entered into an Acquisition Agreement (the “Agreement”) with Eastman Chemical Company (“Eastman”). Pursuant to the Agreement, Eastman will sell its polyethylene and ethylene polymer businesses located in Longview, Texas, related assets and a 200-mile ethylene pipeline from Mt. Belvieu, Texas to Longview, Texas (the “Pipeline”) owned by a subsidiary of Eastman (the “Transaction”). The sale is for a purchase price of $255 million in cash at closing, subject to certain post-closing adjustments. The Transaction is expected to close during the 4th quarter of 2006, and is subject to customary closing conditions, including regulatory review for compliance with the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

The Agreement provides for the sale of all the outstanding stock of Eastman Ethylene Polymers Company, a wholly-owned subsidiary of Eastman, as well as the sale of the Pipeline. The Agreement contains customary terms and conditions, and is attached as Exhibit 2.1 to this Form 8-K and is incorporated herein by reference. The Company issued a press release on October 10, 2006 announcing the Transaction, a copy of which is furnished herewith and attached as Exhibit 99.1 to this Form 8-K.

Item 8.01. Other Events.

This Form 8-K contains forward-looking statements regarding the Company’s expectations regarding the Agreement and the Transaction. Although the Company believes that such expectations are reasonable, it can give no assurance that such expectations will prove to have been correct. Such statements are subject to certain risks, uncertainties and assumptions. Please read the Company’s filings with the Securities and Exchange Commission, including the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2005 and subsequent quarterly reports on Form 10-Q, for a discussion of risks related to the Company’s forward-looking statements.

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Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
2.1	Acquisition Agreement dated as of October 9, 2006 by and between Westlake NG II Corporation (the “Purchaser”) and Eastman Chemical Company (the “Seller”)

99.1	Press release dated October 10, 2006 announcing the Transaction.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTLAKE CHEMICAL CORPORATION

By:	/s/ ALBERT CHAO
Albert Chao
President and Chief Executive Officer

Date: October 12, 2006

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EXHIBIT INDEX

Exhibit No.	Description

2.1	Acquisition Agreement dated as of October 9, 2006 by and between Westlake NG II Corporation (the “Purchaser”) and Eastman Chemical Company (the “Seller”)

99.1	Press release dated October 10, 2006 announcing the Transaction.

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